                                 SCHEDULE 14C
                                (Rule 14c-101)


                 INFORMATION REQUIRED IN INFORMATION STATEMENT

                           SCHEDULE 14C INFORMATION
            Information Statement Pursuant to Section 14(c) of the
                        Securities Exchange Act of 1934
                      (Amendment No.____________________)


Check the appropriate box:

     [x]  Preliminary Information Statement
     [ ]  Confidential, for Use of the Commission
          Only (as permitted by Rule 14c-5(d)(2)).
     [ ]  Definitive Information Statement

                      BOBBY ALLISON WIRELESS CORPORATION

________________________________________________________________________________
               (Name of Registrant as Specified in Its Charter)

Payment of Filing Fee (Check the appropriate box):

[ ]  Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

     (1)  Title of each class of securities to which transaction applies:
     (2)  Aggregate number of securities to which transaction applies:
     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
     (4)  Proposed maximum aggregate value of transaction:
     (5)  Total fee paid:

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

     (1)  Amount Previously Paid:
     (2)  Form, Schedule or Registration Statement No.:
     (3)  Filing Party:
     (4)  Date Filed:

                       Bobby Allison Wireless Corporation
                        2055 Lake Avenue, S.E., Suite A
                              Largo, Florida 33771
                                 (727) 584-7902

                              --------------------

                             INFORMATION STATEMENT

The following information is furnished to holders of Common Stock and holders of Series B Preferred Stock of the Company in connection with the proposed unanimous consent of the shareholders to be taken in lieu of a special meeting of the common shareholders of Bobby Allison Wireless Corporation (the "Company") for the purpose of amending the Articles of Incorporation of the Company to change the liquidation rights with respect to the Series B Preferred Stock and the Series C Preferred Stock such that each of the holders of Series B Preferred Stock and Series C Preferred Stock have equal liquidation rights or receive distributions in the event of a liquidation ratably without preference rather than Series B Preferred Stock having priority over the Series C Preferred Stock and to change the conversion ratio per share from 4,166 shares of Common Stock to 2,500 shares of Common Stock. A copy of the Unanimous Consent for execution by you along with a copy of the proposed Articles of Amendment are enclosed with this Information Statement. This Information Statement is first being mailed to holders of Common Stock and Series B Preferred Stock on or about June 29, 1999.

We are not asking you for a proxy and you are requested not to send us a proxy.


                              GENERAL INFORMATION

Voting Rights and Record Date

     In accordance with the Articles of Incorporation of the Company, a majority of the holders of the Common Stock of the Company have the right to amend the Articles of Incorporation unless such amendment negatively affects certain rights of the holders of preferred stock which requires the vote of the majority of the affected series of preferred stock. The proposed amendment to the Articles of Incorporation negatively affects the rights of the holders of Series B Preferred Stock. Consequently, the proposed amendment requires the vote of a majority of the holders of Series B Preferred Stock. The holders of Series A Preferred Stock are not eligible to vote on the proposed amendment except in the event of a default by the Company on any payments to the holders of Series A Preferred Stock. There are no shares of Series C Preferred Stock currently outstanding.

Holders of common stock of record at the close of business on June 29, 1999, are entitled to vote on the proposed Amendment. As of June 29, 1999, there were 480,000 shares of the Company's Common Stock issued and outstanding, and entitled to vote and 50 shares of the Company's Series B Preferred Stock issued and outstanding, and entitled to vote. The holders of the Common Stock and Series B Preferred Stock are entitled to one vote per share.

Expenses of Solicitation

     The cost of soliciting proxies is paid by the Company. Solicitation is being made principally by mail; in addition certain officers and directors of the Company and persons acting under their instructions may also solicit proxies on behalf of management by telephone or in person. The cost of such additional solicitation, if any, and such expenses is not expected to be material.

Security Ownership of Management and Certain Beneficial Owners

     The following table sets forth the number and percentage of outstanding shares of Common Stock beneficially owned as of June 29, 1999 by (i) each person or entity known by the Company to own more than 5% of the outstanding Common Stock, (ii) each Named Executive Officer of the Company; (iii) each director of the Company, and (iv) all executive officers and directors of the Company as a group.

NAME OF BENEFICIAL OWNER                                SHARES(1)          PERCENTAGE(2)
------------------------                                ---------          -------------

Robert L. McGinnis(3)                                    197,498                25.90%
2055 Lake Avenue, S.E., Suite A
Largo, Florida 33771

James L. Ralph, Jr.(3)                                   197,498                25.90%
2055 Lake Avenue, S.E., Suite A
Largo, Florida 33771

James S. Holbrook, Jr.(4)(5)                             279,976                37.29%
1901 Sixth Avenue North, Suite 2100
Birmingham, Alabama 35203

Sterne, Agee & Leach Group, Inc.(5)                      246,648                32.85%
1901 Sixth Avenue North
Birmingham, Alabama 35203

Sterne, Agee & Leach Group, Inc.(5)                      246,648                32.85%
1901 Sixth Avenue North
Birmingham, Alabama 35203

The Trust Company of Sterne, Agee & Leach, Inc.(5)       246,648                32.85%
800 Shades Creek Parkway, Suite 125
Birmingham, Alabama 35209

All directors and executive officers as a group(3        674,972                85.57%
persons)


__________________________

(*) Indicates beneficial ownership of less than 1% of the outstanding shares of the Company's Common Stock.

(1) Includes shares of Common Stock owned and shares of Common Stock into which shares of convertible preferred stock of the Company owned by such person is convertible. The only actual owners of the Company's Common Stock are Robert L. McGinnis, James L. Ralph, Sterne, Agee & Leach, Inc. and The Trust Company of Sterne, Agee & Leach, Inc.

(2) Calculated pursuant to Rule 13d-3(d) under the Securities Exchange Act of 1934 ("Exchange Act"). Under Rule 13d-3(d), shares not outstanding which are subject to options exercisable within 60 days are deemed outstanding for the purpose of calculating the number and percentage owned by such person, but not deemed outstanding for the purpose of calculating the percentage owned by any other person listed. As of December 31, 1998, the Company had 750,790 shares of Common Stock outstanding.

(3) Messrs, McGinnis and Ralph are Named Executive Officers, directors and five
(5) percent shareholders. Each of Messrs, McGinnis and Ralph hold an option to purchase up to 10,000 shares of Common Stock at $6.00 per share which are currently exercisable.

(4) Mr. Holbrook is a director, 5% beneficial owner and served as Chairman and CEO from August 27 through December 31, 1998.

(5) Mr. Holbrook (33,328 shares), Sterne, Agee & Leach Group, Inc. (99,948 shares) Sterne, Agee and Leach, Inc., (30,000 shares) and The Trust Company of Sterne, Agee & Leach, Inc. (116,664 shares) constitute a voting group under Rule 13d-1 as defined in the Exchange Act. Mr. Holbrook disclaims beneficial ownership of all securities held by Sterne, Agee & Leach Group, Inc., Sterne, Agee & Leach, Inc. and The Trust company of Sterne, Agee & Leach, Inc. Sterne, Agee & Leach Group, Inc., Sterne, Agee & Leach, Inc. and The Trust Company of Sterne, Agee & Leach, Inc. as trustees disclaim beneficial ownership of all securities held by The Trust Company of Sterne, Agee & Leach, Inc. for the benefit of third parties.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         Pursuant to the Merger, each of Messrs. McGinnis and Ralph were issued debentures of the Company in the principal amount $125,000 payable in installment over three (3) years at an interest rate of 7.5% per annum.

                     AMENDMENT TO ARTICLES OF INCORPORATION

          The Company's Articles of Incorporation currently authorize the issuance of 250 shares of Series C Preferred Stock, par value $1.00 per share, each share of which is convertible into 4,166 shares of the Company's common stock; however, there are currently no shares outstanding. The Company anticipates issuing shares of its Series C Preferred Stock but desires to make certain amendments to the terms of the Series C Preferred Stock as set forth in the proposed unanimous consent and Articles of Amendment. The Company desires to amend the liquidation preference to change the liquidation rights with respect to the Series B Preferred Stock and the Series C Preferred Stock such that each of the holders of Series B Preferred Stock and Series C Preferred Stock have equal liquidation rights or receive distributions in the event of a liquidation ratably without preference rather than Series B Preferred Stock having priority over the Series C Preferred Stock.

          The amendment further amends the number of shares of Common Stock into which each share of Series C Preferred Stock is convertible from 4,166 shares to 2,500 shares.

          See the proposed Articles of Amendment attached hereto as Exhibit A.


                                             By Order of the Board of Directors

                                    EXHIBIT A
                                    ---------

                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                       BOBBY ALLISON WIRELESS CORPORATION

         WHEREAS, Bobby Allison Wireless Corporation (the "Corporation"), a Florida corporation, filed with the Florida Department of State on December 1, 1998 its Amended and Restated Articles of Incorporation (the "Articles"); and

         WHEREAS, as permitted by Florida Statute Section 607.1001, the Corporation reserved the right to amend thE Articles pursuant to Article IX of the Articles; and

         WHEREAS, the Corporation amended the Articles pursuant to its First Amendment to Amended And Restated Articles of Incorporation filed with the Florida Department of State on December 28, 1998; and

         WHEREAS, the Corporation amended the Articles pursuant to its Second Amendment to Amended And Restated Articles of Incorporation filed with the Florida Department of State on March 1, 1999; and

         WHEREAS, the Corporation amended the Articles pursuant to its Third Amendment to Amended And Restated Articles of Incorporation filed with the Florida Department of State on June __, 1999 and effective July 5, 1999; and

         WHEREAS, the Corporation desires to further amend its Articles to amend certain provisions relating to the Series C Convertible Preferred Stock of the Corporation; and

         WHEREAS, the Corporation is owned by both common stockholders and preferred stockholders, but the Corporation's preferred stockholders are not entitled to vote with respect to the amendment hereinafter set forth; and

         WHEREAS, the amendment hereinafter set forth has been adopted with the consent of, and has been approved by, all of the Corporation's common stockholders and all of the Corporation's Board of Directors.

         NOW, THEREFORE, the Articles are hereby amended as follows:

         1. Article IV, Section 4.2(a) shall be amended by eliminating the definition of SERIES B LIQUIDATION PREFERENCE and SERIES C LIQUIDATION PREFERENCE in their entirety and inserting the following definition in lieu thereof:

                  (iv) "SERIES A/B LIQUIDATION PREFERENCE" shall have the meaning set forth in Section 4.2 (c)(iv) hereof.

         2. Article IV, Section 4.2(c)(iv) and (v) of the Articles shall be deleted in their entirety and the following Article IV, Section 4.2(c)(iv) shall be inserted in lieu thereof:

                  (iv) In the event of any such Disposition, after the full amount of the Series A Liquidation Preference has been paid to the holders of the Series A Preferred Stock and before any payment or distribution shall be made to the holders of the Common Stock or any other Subordinate Stock, the holders of Series B Preferred Stock and Series C Preferred Stock shall be entitled to be paid ratably without preference out of the Disposition Proceeds in cash, or, if the Corporation does not have sufficient cash on hand to pay such amounts, property of the Corporation at its fair market value as determined by the Board of Directors, an amount (the "SERIES B/C LIQUIDATION PREFERENCE") equal to the Series B Initial Purchase Price and Series C Initial Purchase Price, respectively, plus any accrued but unpaid dividends. If upon any such Disposition, the remaining assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of the Series B Preferred Stock and Series C Preferred Stock the full amount of the Series B/C Liquidation Preference, the holders of the Series B Preferred Stock and Series C Preferred Stock shall share ratably without preference among themselves in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

         3. Article IV, Section 4.2(d)(i)(1) of the Articles shall be deleted in its entirety and the following Article IV, Section 4.2(d)(i)(1) shall be inserted in lieu thereof:

                  (1) The holders of the Preferred Stock shall have the right, at their option, to convert shares of Preferred Stock into shares of Common Stock of the Corporation at any time and from time to time, without the payment of additional consideration, into four thousand one hundred sixty-six (4,166) shares of fully paid and nonassessable shares of Common Stock for each share of Series A Preferred Stock and Series B Preferred Stock and two thousand five hundred (2,500) shares of fully paid and nonassessable shares of Common Stock for each share of Series C Preferred Stock (the applicable conversion rate of each of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock being hereinafter referred to in each instance as the "CONVERSION RATE"). For purposes of this Section 4.2, the Conversion Rate shall be subject to adjustment as provided in Section 4.2(d)(ii)(2) and 4.2(d)(ii)(3) below.

         IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed this Fourth Amendment to Amended and Restated Articles of Incorporation on the date or dates set forth below, to be effective on July 29, 1999.

                            BOBBY ALLISON WIRELESS CORPORATION


                            By:
                               ----------------------------------------------
                               Robert L. McGinnis, as its Chief Executive
                               Officer and Chairman of the Board

                            Date:
                                 --------------------------------------------

                            By:
                               ----------------------------------------------
                               James L. Ralph, as its President and Secretary

                            Date:
                                 --------------------------------------------

                       BOBBY ALLISON WIRELESS CORPORATION
        ACTION BY CONSENT OF SERIES B CONVERTIBLE PREFERRED SHAREHOLDERS

         The undersigned persons, being all of the common shareholders of Bobby Allison Wireless Corporation (the "Corporation"), a Florida corporation, hereby adopt and approve this Action By Consent by unanimous written consent pursuant to Florida Statute Section 607.0704.

         RESOLVED, by the holders of the Series B Convertible Preferred Stock of the Corporation hereby adopt and approve the Fourth Amendment To Amended And Restated Articles of Incorporation, which is attached hereto as Exhibit "A" ("Amendment"), incorporated by reference, and made a part hereof, and which changes certain provisions relating to the Series C Convertible Preferred Stock, particularly liquidation preference from last in priority of the Preferred Stock to ratably without preference with the Series B Preferred Stock and the conversion ratio from 4,166 shares to 2,500 shares.

         RESOLVED FURTHER, that the officers of the Corporation are authorized to take all actions and execute and file all documents necessary to effect the Amendment.

         IN WITNESS WHEREOF, the undersigned common shareholders have executed this Action on the date or dates set forth below.

STERNE, AGEE & LEACH GROUP, INC.                                       THE STERNE, AGEE INVESTORS NO. 3


James S. Holbrook, Jr., as its Chairman and CEO                        James S. Holbrook, Jr. as its Chairman and CEO

Date:                                                                  Date:
                                                                            -----------------------------------------

THE TRUST COMPANY OF STERNE, AGEE & LEACH, INC.                        ----------------------------------------------
AND ANNE KNIGHT HOLBROOK, AS TRUSTEES FOR THE ROY                      James S. Holbrook, Jr.
W. KNIGHT GRANDCHILDREN'S TRUST

Date:                                                                  Date:
     ------------------------------------------------                       -----------------------------------------

-----------------------------------------------------                  ----------------------------------------------
William Keith, as its President                                        Robert L. McGinnis

Date:                                                                  Date:
     ------------------------------------------------                       -----------------------------------------

-----------------------------------------------------                  ----------------------------------------------
Anne Knight Holbrook                                                   James L. Ralph

Date:                                                                  Date:
     ------------------------------------------------                       -----------------------------------------

-----------------------------------------------------                  ----------------------------------------------
Alonzo H. Lee, Jr.                                                     Charles R. White

Date:                                                                  Date:
     ------------------------------------------------                       -----------------------------------------

-----------------------------------------------------
Henry S. Lynn, Jr.

Date:
     ------------------------------------------------

                           [Bobby Allison Letterhead]










                                  July 9, 1999


Dear Shareholder:

          We have enclosed a unanimous consent of the shareholders and information statement for your consideration. The unanimous consent provides for the amendment of the articles of Incorporation in order to amend the liquidation preference to change the liquidation rights with respect to the Series B Preferred Stock and the Series C Preferred Stock such that each of the holders of Series B Preferred Stock and Series C Preferred Stock have equal liquidation rights or receive distributions in the event of a liquidation ratably without preference rather than Series B Preferred Stock having priority over the Series C Preferred Stock and change the per share conversion ratio from 4,166 shares of Common Stock to 2,500 shares of Common Stock. Please execute the unanimous consent of the shareholders where indicated and return to me in enclosed, self-addressed prepaid envelope.


                                          Very truly yours,



                                          Robert L. McGinnis
                                          Chairman and Chief Executive Officer

                                    EXHIBIT A
                                    ---------

                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                       BOBBY ALLISON WIRELESS CORPORATION

         WHEREAS, Bobby Allison Wireless Corporation (the "Corporation"), a Florida corporation, filed with the Florida Department of State on December 1, 1998 its Amended and Restated Articles of Incorporation (the "Articles"); and

         WHEREAS, as permitted by Florida Statute Section 607.1001, the Corporation reserved the right to amend the Articles pursuant to Article IX of the Articles; and

         WHEREAS, the Corporation amended the Articles pursuant to its First Amendment to Amended And Restated Articles of Incorporation filed with the Florida Department of State on December 28, 1998; and

         WHEREAS, the Corporation amended the Articles pursuant to its Second Amendment to Amended And Restated Articles of Incorporation filed with the Florida Department of State on March 1, 1999; and

         WHEREAS, the Corporation amended the Articles pursuant to its Third Amendment to Amended And Restated Articles of Incorporation filed with the Florida Department of State on June __, 1999 and effective July 5, 1999; and

         WHEREAS, the Corporation desires to further amend its Articles to amend certain provisions relating to the Series C Convertible Preferred Stock of the Corporation; and

         WHEREAS, the Corporation is owned by both common stockholders and preferred stockholders, but the Corporation's preferred stockholders are not entitled to vote with respect to the amendment hereinafter set forth; and

         WHEREAS, the amendment hereinafter set forth has been adopted with the consent of, and has been approved by, all of the Corporation's common stockholders and all of the Corporation's Board of Directors.

         NOW, THEREFORE, the Articles are hereby amended as follows:

         1. Article IV, Section 4.2(a) shall be amended by eliminating the definition of SERIES B LIQUIDATION PREFERENCE and SERIES C LIQUIDATION PREFERENCE in their entirety and inserting the following definition in lieu thereof:

                  (iv) "SERIES A/B LIQUIDATION PREFERENCE" shall have the meaning set forth in Section 4.2 (c)(iv) hereof.

         2. Article IV, Section 4.2(c)(iv) and (v) of the Articles shall be deleted in their entirety and the following Article IV, Section 4.2(c)(iv) shall be inserted in lieu thereof:

                  (iv) In the event of any such Disposition, after the full amount of the Series A Liquidation Preference has been paid to the holders of the Series A Preferred Stock and before any payment or distribution shall be made to the holders of the Common Stock or any other Subordinate Stock, the holders of Series B Preferred Stock and Series C Preferred Stock shall be entitled to be paid ratably without preference out of the Disposition Proceeds in cash, or, if the Corporation does not have sufficient cash on hand to pay such amounts, property of the Corporation at its fair market value as determined by the Board of Directors, an amount (the "SERIES B/C LIQUIDATION PREFERENCE") equal to the Series B Initial Purchase Price and Series C Initial Purchase Price, respectively, plus any accrued but unpaid dividends. If upon any such

         Disposition, the remaining assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of the Series B Preferred Stock and Series C Preferred Stock the full amount of the Series B/C Liquidation Preference, the holders of the Series B Preferred Stock and Series C Preferred Stock shall share ratably without preference among themselves in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

         3. Article IV, Section 4.2(d)(i)(1) of the Articles shall be deleted in its entirety and the following Article IV, Section 4.2(d)(i)(1) shall be inserted in lieu thereof:

                  (1) The holders of the Preferred Stock shall have the right, at their option, to convert shares of Preferred Stock into shares of Common Stock of the Corporation at any time and from time to time, without the payment of additional consideration, into four thousand one hundred sixty-six (4,166) shares of fully paid and nonassessable shares of Common Stock for each share of Series A Preferred Stock and Series B Preferred Stock and two thousand five hundred (2,500) shares of fully paid and nonassessable shares of Common Stock for each share of Series C Preferred Stock (the applicable conversion rate of each of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock being hereinafter referred to in each instance as the "CONVERSION RATE"). For purposes of this Section 4.2, the Conversion Rate shall be subject to adjustment as provided in Section 4.2(d)(ii)(2) and 4.2(d)(ii)(3) below.

         IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed this Fourth Amendment to Amended and Restated Articles of Incorporation on the date or dates set forth below, to be effective on July 29, 1999.

                         BOBBY ALLISON WIRELESS CORPORATION

                         By:
                            Robert L. McGinnis, as its Chief Executive
                            Officer and Chairman of the Board

                         Date:

                         By:
                              James L. Ralph, as its President and Secretary

                         Date:

                       BOBBY ALLISON WIRELESS CORPORATION
                    ACTION BY CONSENT OF COMMON SHAREHOLDERS

         The undersigned persons, being all of the common shareholders of Bobby Allison Wireless Corporation (the "Corporation"), a Florida corporation, hereby adopt and approve this Action By Consent by unanimous written consent pursuant to Florida Statute Section 607.0704.

         RESOLVED, by the holders of the Common Stock of the Corporation hereby adopt and approve the Fourth Amendment To Amended And Restated Articles of Incorporation, which is attached hereto as Exhibit "A" ("Amendment"), incorporated by reference, and made a part hereof, and which changes certain provisions relating to the Series C Convertible Preferred Stock, particularly liquidation preference from last in priority of the Preferred Stock to ratably without preference with the Series B Preferred Stock and the conversion ratio from 4,166 shares to 2,500 shares.

         RESOLVED FURTHER, that the officers of the Corporation are authorized to take all actions and execute and file all documents necessary to effect the Amendment.

         IN WITNESS WHEREOF, the undersigned common shareholders have executed this Action on the date or dates set forth below.



                              ------------------------------------------
                              Robert L. McGinnis

                              Date:
                                   --------------------------------------

                              --------------------------------------------
                              James L. Ralph

                              Date:
                                   --------------------------------------

                              STERNE, AGEE & LEACH, INC.


                              --------------------------------------------
                              James S. Holbrook, Jr., as its Chairman and CEO

                              Date:
                                   --------------------------------------

                              THE TRUST COMPANY OF STERNE, AGEE & LEACH, INC.


                              --------------------------------------------
                              William Keith, as its President

                              Date:
                                   --------------------------------------

                                    EXHIBIT A
                                    ---------

                    FOURTH AMENDMENT TO AMENDED AND RESTATED
                            ARTICLES OF INCORPORATION
                                       OF
                       BOBBY ALLISON WIRELESS CORPORATION


         WHEREAS, Bobby Allison Wireless Corporation (the "Corporation"), a Florida corporation, filed with the Florida Department of State on December 1, 1998 its Amended and Restated Articles of Incorporation (the "Articles"); and

         WHEREAS, as permitted by Florida Statute Section 607.1001, the Corporation reserved the right to amend the Articles pursuant to Article IX of the Articles; and

         WHEREAS, the Corporation amended the Articles pursuant to its First Amendment to Amended And Restated Articles of Incorporation filed with the Florida Department of State on December 28, 1998; and

         WHEREAS, the Corporation amended the Articles pursuant to its Second Amendment to Amended And Restated Articles of Incorporation filed with the Florida Department of State on March 1, 1999; and

         WHEREAS, the Corporation amended the Articles pursuant to its Third Amendment to Amended And Restated Articles of Incorporation filed with the Florida Department of State on June __, 1999 and effective July 5, 1999; and

         WHEREAS, the Corporation desires to further amend its Articles to amend certain provisions relating to the Series C Convertible Preferred Stock of the Corporation; and

         WHEREAS, the Corporation is owned by both common stockholders and preferred stockholders, but the Corporation's preferred stockholders are not entitled to vote with respect to the amendment hereinafter set forth; and

         WHEREAS, the amendment hereinafter set forth has been adopted with the consent of, and has been approved by, all of the Corporation's common stockholders and all of the Corporation's Board of Directors.

         NOW, THEREFORE, the Articles are hereby amended as follows:

         1. Article IV, Section 4.2(a) shall be amended by eliminating the definition of SERIES B LIQUIDATION PREFERENCE and SERIES C LIQUIDATION PREFERENCE in their entirety and inserting the following definition in lieu thereof:

         (iv) "SERIES A/B LIQUIDATION PREFERENCE" shall have the meaning set forth in Section 4.2 (c)(iv) hereof.

         2. Article IV, Section 4.2(c)(iv) and (v) of the Articles shall be deleted in their entirety and the following Article IV, Section 4.2(c)(iv) shall be inserted in lieu thereof:

         (iv) In the event of any such Disposition, after the full amount of the Series A Liquidation Preference has been paid to the holders of the Series A Preferred Stock and before any payment or distribution shall be made to the holders of the Common Stock or any other Subordinate Stock, the holders of Series B Preferred Stock and Series C Preferred Stock shall be entitled to be paid ratably without preference out of the Disposition Proceeds in cash, or, if the Corporation does not have sufficient cash on hand to pay such amounts, property of the Corporation at its fair market value as determined by the Board of Directors, an amount (the "SERIES B/C LIQUIDATION PREFERENCE") equal to the Series B Initial Purchase Price and Series C Initial Purchase Price, respectively, plus any accrued but unpaid dividends. If upon any such Disposition, the remaining assets of the Corporation available for distribution to its shareholders shall be insufficient to pay the holders of the Series B Preferred Stock and Series C Preferred Stock the full amount of the Series B/C Liquidation Preference, the holders of the Series B Preferred Stock and Series C Preferred Stock shall share ratably without preference among themselves in any distribution of the remaining assets and funds of the Corporation in proportion to the respective amounts that would otherwise be payable in respect of the shares held by them upon such distribution if all amounts payable on or with respect to such shares were paid in full.

         3. Article IV, Section 4.2(d)(i)(1) of the Articles shall be deleted in its entirety and the following Article IV, Section 4.2(d)(i)(1) shall be inserted in lieu thereof:

         (1) The holders of the Preferred Stock shall have the right, at their option, to convert shares of Preferred Stock into shares of Common Stock of the Corporation at any time and from time to time, without the payment of additional consideration, into four thousand one hundred sixty-six (4,166) shares of fully paid and nonassessable shares of Common Stock for each share of Series A Preferred Stock and Series B Preferred Stock and two thousand five hundred (2,500) shares of fully paid and nonassessable shares of Common Stock for each share of Series C Preferred Stock (the applicable conversion rate of each of the Series A Preferred Stock, the Series B Preferred Stock and the Series C Preferred Stock being hereinafter referred to in each instance as the "CONVERSION RATE"). For purposes of this Section 4.2, the Conversion Rate shall be subject to adjustment as provided in Section 4.2(d)(ii)(2) and 4.2(d)(ii)(3) below.

         IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed this Fourth Amendment to Amended and Restated Articles of Incorporation on the date or dates set forth below, to be effective on July 29, 1999.


                            BOBBY ALLISON WIRELESS CORPORATION


                            By:
                               ----------------------------------------------
                               Robert L. McGinnis, as its Chief Executive
                               Officer and Chairman of the Board

                            Date:
                                 --------------------------------------------

                            By:
                               ----------------------------------------------
                               James L. Ralph, as its President and Secretary

                            Date:
                                 --------------------------------------------